UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 7, 2012

PROGUARD ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Florida	000-51921	33-1093761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 SW 26 Terrace, Suite A-8, Fort Lauderdale, FL	33312
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (866) 780-6789 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

The unaudited consolidated balance sheets of Random Source at March 31, 2012 (unaudited) and December 31, 2011, and the unaudited consolidated statement of operations, changes in stockholders’ equity (deficit) and cash flows for the three months ended March 31, 2012 and 2011 are filed as Exhibit 99.4 to this report.

(d)	Exhibits.

99.4
The unaudited consolidated balance sheet of Random Source at March 31, 2012 (unaudited) and December 31, 2011, and the unaudited consolidated statement of operations, changes in stockholders’ equity (deficit) and cash flows for the three months ended March 31, 2012 and 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGUARD ACQUISITION CORP.

Date: May 21, 2012	By:	/s/ David Kriegstein
David Kriegstein, Chief Executive Officer and President

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